DISCONTINUED OPERATION	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATION

3.	DISCONTINUED OPERATION

As refer in Note 2(a), during the year ended December 31, 2015, the directors of the Company approved the plan to dispose the Subway Advertising Business of the Group. As of December 31, 2015, Subway Advertising Business is available for immediate sale in its present condition and being actively marketed for sale. There is an active program to locate a buyer. The directors considered that the sale of Subway Advertising Business is probable within one year. Therefore, Subway Advertising Business is classified as held for sale and accounted as discontinued operation during the year ended and as of December 31, 2015.

Subsequently on February 15, 2016, the Group announced the Sellers have entered into an equity transfer agreement and a profit compensation agreement to sell all of Subway Advertising Business (“Disposal Group”) to a third party, Ledman, for an aggregate consideration of RMB780 million (approximate to $119 million) (the “February 2016 Agreement”).

On August 19, 2016, the February 2016 Agreement was cancelled and the Sellers have entered into another equity transfer agreement and a profit compensation agreement (the “Transaction”) to sell 49% equity interest in the Disposal Group to Ledman for an aggregate consideration of RMB382.2 million (equivalent to $58.3 million) (the “Consideration”).

Pursuant to the equity transfer agreement, the Consideration comprises RMB61 million in cash and the other RMB321.2 million in cash with restriction that such cash need to be used for purchasing the shares of Ledman from a major shareholders of Ledman.

According to the profit compensation agreement, in the event that the consolidated net profits attributable to the shareholders (excluding extraordinary items) of New Culture in any of the fiscal years 2016, 2017 and 2018 (collectively, the “Covered Period”) are less than the profit target for such fiscal year - RMB60 million, RMB80 million and RMB100 million, respectively (the “Profit Targets”), VisionChina Subsidiaries will compensate Ledman for the deficiency by returning a certain amount of the Ledman Shares to Ledman. In the event that the Ledman Shares are not sufficient to compensate for such deficiency, VisionChina Media Group will be required to pay compensation in cash. The compensation amount will be calculated based on a pre-determined formula and subject to an aggregate cap in an amount equal to the amount of the Consideration.

The consummation of the Transaction remains subject to the requisite internal approvals of the relevant parties. There is no assurance that these approvals will be obtained within the expected time frame, or at all.

Assets and liabilities of the Disposal Group are classified as held for sale as of December 31, 2014 and 2015 and are comprised of the following:

	December 31,
	2014	2015
Current assets:
Cash and cash equivalents	$17,818	$127,712
Accounts receivable, net of allowance for doubtful accounts of $1,690,317 and $512,517 as of December 2014 and 2015, respectively	18,940,000	11,540,775
Amount due from a related party (Note)	308,276	250,677
Prepaid expenses and other current assets	2,286,387	3,353,056
Fixed assets, net	2,077,022	1,188,040
Investment under equity method	153,660	164,618

Total assets of the disposal group classified as held for sale in the Consolidated Balance Sheets	$23,783,163	$16,624,878

Current liabilities:
Accounts payable	$2,509,420	$855,909
Accrued expenses and other current liabilities	1,019,516	1,283,619

Total liabilities of the disposal group classified as held for sale in the Consolidated Balance Sheets	$3,528,936	$2,139,528

Note: The amount due from a related party is non-interest bearing and repayable on demand.

The following table presents the amounts of the major line items that are included in discontinued operations, net of income tax that are presented on the Consolidated Statements of Operations.

	Year ended December 31,
	2013	2014	2015

Advertising service revenue to third-parties	$49,558,469	$50,197,097	$36,627,419
Advertising equipment revenue to related parties	1,139,078	931,444	891,771
Advertising service cost to third-parties	(41,974,817)	(44,173,428)	(24,883,087)
Selling and marketing expenses	(5,039,274)	(4,889,498)	(3,871,035)
General and administrative expenses	(258,269)	(3,010,454)	(1,394,838)
Share of profits from equity method investee	16,805	55,831	18,991
Interest income	63	65	299

Income (loss) from discontinued operations before income taxes	3,442,055	(888,943)	7,389,520
Income tax expense	-	-	-

Discontinued operations, net of income tax	$3,442,055	$(888,943)	$7,389,520

Summarized cash flow information for discontinued operations are as follows:

	Year ended December 31,
	2013	2014	2015

Net cash provided by (used in) operating activities	$6,155,890	$1,838,411	$(2,315,406)
Net cash used in investing activities	(5,653,461)	(333,839)	(252,121)
Net cash from financing activities	-	-	-

The Company has solicited for purchasers during 2015. As of December 31, 2015, based on the status of negotiations between the Company and the purchaser of the subway business, the directors of the Company considered that the sale of subway business was probable and that the criteria for classification of subway business as an Asset Held for Sale had been met. As a result, during the year ended December 31, 2015 and as of December 31, 2015, the Group presented the operations of subway business to discontinued operations and the assets to Assets Held for Sale and liabilities to Liabilities Held for Sale.

These assets held for sale primarily consisted of property and equipment and trade receivables and were recorded at the lower of the assets’ carrying amount or their fair value less estimated costs to sell. The Group derives fair value estimates from definitive sales agreements, appraisals, established market values of comparable assets, or internal estimates of future net cash flows. Fair value estimates can change by material amounts in subsequent periods. Many factors and assumptions can impact fair value estimates, including the future financial results of discontinued operations and how they are operated by the Group until they are divested, changes in advertising industry trends and regulations until the business is disposed.